SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):	April 8, 2002

MERITAGE HOSPITALITY GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Michigan
(State or Other Jurisdiction
of Incorporation)

0-17442 (Commission File Number)	38-2730460 (IRS Employer Identification Number)

1971 East Beltline Ave., N.E.
Grand Rapids, Michigan                   49525
(Address of principal executive offices)   Zip Code

Registrant's telephone number, including area code:    (616) 776-2600

Item 5.      Other Events

Attached as Exhibit 99 is the letter and survey to the shareholders contained in Meritage’s Annual Report to Shareholders for fiscal 2001.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 99	Description of Document Letter and survey to shareholders contained in Meritage's Annual Report to Shareholders for fiscal 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 25, 2002	MERITAGE HOSPITALITY GROUP INC. By: /s/ Robert E. Schermer, Jr. Robert E. Schermer, Jr. Chief Executive Officer